HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-5795 – PremierSolutions Standard (Series A)

333-72042       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805     HV-6776 – Premier InnovationsSM

333-151805     HV-6778 – Premier InnovationsSM (Series II)

Supplement dated September 15, 2017 to your Prospectus

1.                                    FUND NAME CHANGES

a.            DEUTSCHE GLOBAL GROWTH FUND – CLASS A

Effective on or about October 1, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Deutsche Global Growth Fund – Class A	Deutsche International Growth Fund – Class A

b.            DEUTSCHE ENHANCED EMERGING MARKETS FIXED INCOME FUND – CLASS A

Effective on or about October 2, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Deutsche Enhanced Emerging Markets Fixed Income Fund – Class A	Deutsche Emerging Markets Fixed Income Fund – Class A

As a result of the change, all references to the Current Names in your Prospectus is deleted and replaced with the New Names.

2.                                    SUBADVISER CHANGE

Effective on or about October 2, 2017, Deutsche Asset Management International GmbH, will replace Deutsche Alternative Asset Management (Global) Limited as subadvisor to the Deutsche Emerging Markets Fixed Income Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.